UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 13, 2016 (June 9, 2016)

ARLINGTON ASSET INVESTMENT CORP.

(Exact name of Registrant as specified in its charter)

Virginia	54-1873198	001-34374
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)	(Commission File Number)

1001 Nineteenth Street North

Arlington, VA 22209

(Address of principal executive offices) (Zip code)

(703) 373-0200

(Registrant’s telephone number including area code)

N/A

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Arlington Asset Investment Corp. (the “Company”) held its annual meeting of shareholders on June 9, 2016.  At the annual meeting, the shareholders voted on (i) the election of eight directors to the Company’s Board of Directors for one-year terms expiring at the 2017 annual meeting of shareholders, (ii) a proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2016 and (iii) a shareholder proposal to amend the Company’s Amended and Restated Bylaws (the “Bylaws”).  The shareholders elected Eric F. Billings, Daniel J. Altobello, Daniel E. Berce, David W. Faeder, Peter A. Gallagher, Ralph S. Michael, III, Anthony P. Nader, III and J. Rock Tonkel, Jr. to the Company’s Board of Directors, approved the ratification of the appointment of PricewaterhouseCoopers LLP and voted against the proposal to amend the Bylaws. The results are preliminary and are subject to change pursuant to a customary review and challenge period, after which IVS Associates, Inc. (“IVS”), the independent inspector of elections for the annual meeting, will certify the results. The Company will file an amendment to this Current Report on Form 8-K to disclose the final voting results after receiving IVS’s final certified report.

The preliminary results of the matters voted on at the annual meeting are set forth below:

Proposal No. 1 — Election of Directors:

Nominee for Director	For	Withheld	Broker Non-Votes
Board of Director Nominees:
Eric F. Billings	12,740,374	381,248	345,294
Daniel J. Altobello	12,730,541	391,081	345,294
Daniel E. Berce	12,745,399	376,223	345,294
David W. Faeder	12,741,856	379,766	345,294
Peter A. Gallagher	12,734,827	386,795	345,294
Ralph S. Michael, III	12,732,204	389,418	345,294
Anthony P. Nader, III	12,735,671	385,951	345,294
J. Rock Tonkel, Jr.	12,738,679	382,943	345,294

Nominee for Director	For	Withheld	Broker Non-Votes
Shareholder Nominees:
Scott R. Arnold	1,516,082	441,682	345,294
Barry L. Kasoff	1,512,772	444,992	345,294
W. Brian Maillian	1,514,715	443,049	345,294
Raymond C. Mikulich	1,515,965	441,799	345,294
Donald H. Putnam	1,513,905	443,859	345,294

Proposal No. 2 — Ratification of the Appointment of the Company’s Independent Registered Public Accounting Firm:

For	Against	Abstain	Broker Non-Votes
14,699,768	535,558	189,354	*
*	No broker non-votes arose in connection with Proposal No. 2, due to the fact that the matter was considered “routine” under NYSE rules.

Proposal No. 3 — Approval of the shareholder proposal to amend the Bylaws:

For	Against	Abstain	Broker Non-Votes
2,199,851	12,400,933	478,602	345,294

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ARLINGTON ASSET INVESTMENT CORP.

Date: June 13, 2016
	By:	/s/ Richard E. Konzmann
	Name:	Richard E. Konzmann
	Title:	Executive Vice President, Chief Financial Officer and Treasurer